Commitments and Contingencies (Tables) - Bird Rides [Member]	12 Months Ended
Dec. 31, 2020
Summary of Future Minimum Lease Payments
Future minimum lease payments under the Company’s operating lease agreements with initial or remaining noncancelable lease terms in excess of one year as of December 31, 2020 were as follows (in thousands):

Year Ending December 31,	Future Minimum Lease Payments
2021	$4,886
2022	4,298
2023	3,148
2024	1,348
2025	46
Thereafter	—

Total future lease payments	$13,726

Summary of Future Minimum Payments for Purchase Commitments
The Company purchased $5.6 million and $0.4 million under these purchase commitments related to software and hosting services during the year ended December 31, 2020 and December 31, 2019, respectively. As of December 31, 2020, the Company has future minimum payments for purchase commitments related to software and hosting services as follows:

Year Ending December 31,	Future Minimum Payments
2021	$6,014
2022	6,238
2023	6,600
2024	7,260
2025	—

Total	$26,112